LORD ABBETT SERIES FUND, INC.

GROWTH AND INCOME PORTFOLIO

Supplement dated February 19, 2008 to the

Prospectus dated May 1, 2007

(Class VC Shares)

The second paragraph in the section of the Prospectus titled “Management - Investment Managers” is replaced with the following:

Eli M. Salzmann is primarily responsible for the day-to-day management of the Fund. Mr. Salzmann is a Partner of Lord Abbett and has been with Lord Abbett since 1997. Mr. Salzmann is the Investment Team Leader and has been a member of the investment team since 1998.